Exhibit 21
GENERAL MOTORS COMPANY
SUBSIDIARIES AND JOINT VENTURES OF THE REGISTRANT
AS OF DECEMBER 31, 2022

Company Name	State or Sovereign Power of Incorporation
2140879 Ontario Inc.	Canada
ACAR Leasing Ltd.	Delaware
Adam Opel GmbH	Germany
AFS SenSub Corp.	Nevada
AmeriCredit Financial Services, Inc.	Delaware
Annunciata Corporation	Delaware
APGO Trust	Delaware
Argonaut Holdings LLC	Delaware
Astyx, Inc.	Delaware
Banco GM S.A.	Brazil
BOCO (Proprietary) Limited	South Africa
Boco Trust	South Africa
Bowling Green Fast LLC	Delaware
BrightDrop LLC	Delaware
BrightDrop of Canada Company	Canada
BrightDrop Solutions LLC	Delaware
BrightDrop Vehicle Distribution LLC	Delaware
Cadillac Europe GmbH	Switzerland
Carve-Out Ownership Cooperative LLC	Delaware
Chevrolet Deutschland GmbH	Germany
Chevrolet Otomotiv Ticaret Limited Sirketi	Turkey
Chevrolet Sales (Thailand) Limited	Thailand
Chevrolet Sales India Private Ltd.	India
Chevrolet Sociedad Anonima de Ahorro para Fines Determinados	Argentina
CHEVYPLAN S.A. Sociedad Administradora de Planes de Autofinanciamiento Comercial	Colombia
Controladora General Motors, S. de R.L. de C.V.	Mexico
Corporacion Proauto S.A.	Ecuador
Cruise Holdings International LLC	Delaware
Cruise LLC	Delaware
Cruise Middle East Trading LLC	Dubai
Cruise Munich GmbH	Germany
DCJ1 LLC	Delaware
Dealership Liquidations, Inc.	Delaware
Delphi Energy and Engine Management Systems UK Overseas Corporation	Delaware
DMAX, Ltd.	Ohio
Equip Insurance Holdings LLC	Delaware
GCAR Titling Ltd.	Delaware
General Motors - Colmotores S.A.	Colombia
General Motors (China) Investment Company Limited	China
General Motors Advisory Services LLC	Uzbekistan
General Motors Africa and Middle East FZE	United Arab Emirates
General Motors Arabia LLC	Saudi Arabia
General Motors Asia Pacific Holdings, LLC	Delaware

GENERAL MOTORS COMPANY
SUBSIDIARIES AND JOINT VENTURES OF THE REGISTRANT
AS OF DECEMBER 31, 2022

Company Name	State or Sovereign Power of Incorporation
General Motors Asia, LLC	Delaware
General Motors Asset Management Corporation	Delaware
General Motors Australia and New Zealand Pty Ltd.	Australia
General Motors Australia Pty Ltd.	Australia
General Motors Auto LLC	Russian Federation
General Motors Automobiles Philippines, Inc.	Philippines
General Motors Automotive Holdings, S.L.	Spain
General Motors Battery Raw Materials Corporation	Canada
General Motors Belgique Automobile NV	Belgium
General Motors Chile Industria Automotriz Limitada	Chile
General Motors China LLC	Delaware
General Motors Daewoo Auto and Technology CIS LLC	Russian Federation
General Motors de Argentina S.R.L.	Argentina
General Motors de Mexico, S. de R.L. de C.V.	Mexico
General Motors del Ecuador S.A.	Ecuador
General Motors do Brasil Ltda.	Brazil
General Motors Egypt, S.A.E.	Egypt
General Motors Entergy LLC	Delaware
General Motors Europe Limited	England and Wales
General Motors Financial Chile Limitada	Chile
General Motors Financial Chile S.A.	Chile
General Motors Financial Company, Inc.	Texas
General Motors Financial of Canada, Ltd.	Canada
General Motors Germany GmbH	Germany
General Motors Global Service Operations, Inc.	Delaware
General Motors Holden Australia NSC Pty Ltd.	Australia
General Motors Holdings LLC	Delaware
General Motors India Private Limited	India
General Motors International Holdings LLC	Delaware
General Motors International Operations Pte. Ltd.	Singapore
General Motors International Services Company SAS	Colombia
General Motors International Services LLC	Delaware
General Motors Investment Limited	Hong Kong
General Motors Investment Management Corporation	Delaware
General Motors Investment Participaçoes Ltda.	Brazil
General Motors Investments Pty. Ltd.	Australia
General Motors Israel Ltd.	Israel
General Motors IT Services (Ireland) Limited	Ireland
General Motors Japan Limited	Japan
General Motors Limited	England and Wales
General Motors LLC	Delaware
General Motors New Zealand Limited	New Zealand
General Motors New Zealand Pensions Limited	New Zealand

GENERAL MOTORS COMPANY
SUBSIDIARIES AND JOINT VENTURES OF THE REGISTRANT
AS OF DECEMBER 31, 2022

Company Name	State or Sovereign Power of Incorporation
General Motors Norway AS	Norway
General Motors of Canada Company	Canada
General Motors Overseas Commercial Vehicle Corporation	Delaware
General Motors Overseas Corporation	Delaware
General Motors Overseas Distribution LLC	Delaware
General Motors Peru S.A.	Peru
General Motors Research Corporation	Delaware
General Motors South Africa (Pty) Limited	South Africa
General Motors Sweden AB	Sweden
General Motors Taiwan Ltd.	Taiwan
General Motors Technical Centre India Private Limited	India
General Motors Treasury Center, LLC	Delaware
General Motors Uruguay S.A.	Uruguay
General Motors Ventures LLC	Delaware
General Motors Warehousing and Trading (Shanghai) Co. Ltd.	China
General Motors-Holden's Sales Pty. Limited	Australia
Global Services Detroit LLC	Delaware
GM (UK) Pension Trustees Limited	England and Wales
GM Administradora de Bens Ltda.	Brazil
GM Asia Pacific Regional Headquarters Ltd.	Korea, Republic of
GM AV LLC	Delaware
GM Components Holdings, LLC	Delaware
GM Corretora de Seguros Ltda.	Brazil
GM Corretora de Seguros para Consórcios Ltda.	Brazil
GM Cruise Holdings LLC	Delaware
GM Cruise Recurring Liquidity Opportunity LLC	Delaware
GM Defense International LLC	Delaware
GM Defense LLC	Delaware
GM Eurometals, Inc.	Delaware
GM Finance Co. Holdings LLC	Delaware
GM Financial Bank	Utah
GM Financial Canada Leasing Ltd.	Canada
GM Financial Colombia Holdings LLC	Delaware
GM Financial Colombia S.A. Compañia de Financiamiento	Colombia
GM Financial de Mexico, S.A. de C.V. SOFOM E.R.	Mexico
GM Financial del Peru S.A.C	Peru
GM Financial Holdings LLC	Delaware
GM Financial Insurance Company	Arizona
GM Financial Mexico Holdings LLC	Delaware
GM Global Technology Operations LLC	Delaware
GM Global Tooling Company LLC	Delaware
GM Global Treasury Centre Limited	England and Wales
GM Holdings Australia Pty Ltd	Australia

GENERAL MOTORS COMPANY
SUBSIDIARIES AND JOINT VENTURES OF THE REGISTRANT
AS OF DECEMBER 31, 2022

Company Name	State or Sovereign Power of Incorporation
GM Holdings U.K. No.1 Limited	England and Wales
GM Inversiones Santiago Limitada	Chile
GM Investment Trustees Limited	England and Wales
GM Korea Company	Korea, Republic of
GM LAAM Holdings, LLC	Delaware
GM Mobility Europe GmbH	Germany
GM Personnel Services, Inc.	Delaware
GM Philippines, Inc.	Philippines
GM Protections, LLC	Arizona
GM Regional Holdings LLC	Delaware
GM Retirees Pension Trustees Limited	England and Wales
GM Speciality Vehicles UK Limited	England and Wales
GM Subsystems Manufacturing, LLC	Delaware
GM Technical Center Korea, Ltd.	Korea, Republic of
GMAC Administradora de Consórcios Ltda.	Brazil
GMCH&SP Private Equity II L.P.	Canada
GM-DI Leasing LLC	Delaware
GMF Funding Corp.	Delaware
GMF Global Assignment LLC	Delaware
GMF International LLC	Delaware
GMF Leasing LLC	Delaware
GMF Serviços de Mobilidade Ltda.	Brazil
GMF Wholesale Receivables LLC	Delaware
Grand Pointe Holdings, Inc.	Michigan
Grand Pointe Park Condominium Association	Michigan
Kinohi Insurance Company LLC	Hawaii
Lease Ownership Cooperative LLC	Delaware
Lidlington Engineering Company, Ltd.	Delaware
Limited Liability Company "General Motors CIS"	Russian Federation
Maven Drive LLC	Delaware
Millbrook Pension Management Limited	England and Wales
Monetization of Carve-Out, LLC	Delaware
Motors Holding LLC	Delaware
Multi-Use Lease Entity Trust	Delaware
North American New Cars LLC	Delaware
Omnibus BB Transportes, S. A.	Ecuador
OnStar de Mexico S. de R.L. de C.V.	Mexico
OnStar Egypt Limited	Egypt
OnStar Europe Ltd.	England and Wales
OnStar Global Services Corporation	Delaware
OnStar Indemnity Company	Arizona
OnStar Insurance Services, Inc.	Arizona
OnStar Property and Casualty Insurance Company	Arizona

GENERAL MOTORS COMPANY
SUBSIDIARIES AND JOINT VENTURES OF THE REGISTRANT
AS OF DECEMBER 31, 2022

Company Name	State or Sovereign Power of Incorporation
OnStar, LLC	Delaware
P.T. G M AutoWorld Indonesia	Indonesia
P.T. General Motors Indonesia	Indonesia
Pan Asia Technical Automotive Center Company, Ltd.	China
PIMS Co.	Delaware
Prestadora de Servicios GMF Colombia S.A.S.	Colombia
PT. General Motors Indonesia Manufacturing	Indonesia
Riverfront Holdings III, Inc.	Delaware
Riverfront Holdings Phase II, Inc.	Delaware
Riverfront Holdings, Inc.	Delaware
SAIC General Motors Corporation Limited	China
SAIC General Motors Sales Company Limited	China
SAIC GM (Shenyang) Norsom Motors Co., Ltd.	China
SAIC GM Dong Yue Motors Company Limited	China
SAIC GM Dong Yue Powertrain Company Limited	China
SAIC GM Wuling Automobile Company Limited	China
SAIC-GMAC Automotive Finance Company Limited	China
SAIC-GMF Leasing Co. Ltd.	China
Servicios GMAC S.A. de C.V.	Mexico
Shanghai OnStar Telematics Co. Ltd.	China
Stellar Connected Claims Services, LLC	Arizona
Ultium Cells Holding LLC	Delaware
Ultium Cells LLC	Delaware
Vehicle Asset Universal Leasing Trust	Delaware
Voyage Auto, Inc.	Delaware
WRE, Inc.	Michigan
Zona Franca Industrial Colmotores SAS	Colombia

Total - 199

Pursuant to Item 601(b)(21) of Regulation S-K, we have omitted certain subsidiaries, which considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary at December 31, 2022. Additionally, 101 subsidiaries of General Motors Financial Company, Inc. have been omitted that operate in the U.S. in the same line of business as General Motors Financial Company, Inc. at December 31, 2022.